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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): May 24, 2006

                           GRANITE MASTER ISSUER PLC
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                  333-133279
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE TRUSTEES LIMITED
            (Exact name of registrant as specified in its charter)
                            Jersey, Channel Islands
                (State or other jurisdiction of incorporation)
                                 333-133279-02
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                              22 Grenville Street
                  St. Helier, Jersey JE4 8PX, Channel Islands
                   (Address of principal executive offices)
                              +44 (0)1534 609 333
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE FUNDING 2 LIMITED
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                 333-133279-01
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR  240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR  240.13e-4(c))

Section 9   Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
----------  ---------------------------------

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c) Shell Company Transactions:

         Not applicable

(d) Exhibits:

Exhibit No.   Description

5.1           Opinion of Sidley Austin as to legality.

8.1           Opinion of Sidley Austin LLP as to U.S. tax matters.

8.2           Opinion of Sidley Austin as to U.K. tax matters.

23.1          Consent of Sidley Austin (included in Exhibits 5.1, 8.1 and 8.2).

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   May 24, 2006


                                     GRANITE MASTER ISSUER PLC


                                     By:   /s/ S Tyson
                                           ------------------------
                                     Name:  Sharon Tyson
                                     Title: Representing L.D.C. Securitisation
                                            Director No 1 Limited


Date:    May 24, 2006


                                     GRANITE FINANCE FUNDING 2 LIMITED



                                     By:   /s/ S Tyson
                                           ------------------------
                                     Name:  Sharon Tyson
                                     Title: Representing L.D.C. Securitisation
                                            Director No 1 Limited

Date:    May 24, 2006


                                     GRANITE FINANCE TRUSTEES LIMITED


                                     By:   /s/ Dean Godwin
                                           -----------------------
                                     Name:   Dean Godwin
                                     Title:  Director

                                 EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.
-----------
5.1           Opinion of Sidley Austin as to legality.

8.1           Opinion of Sidley Austin LLP as to U.S. tax matters.

8.2           Opinion of Sidley Austin as to U.K. tax matters.

23.1          Consent of Sidley Austin (included in Exhibits 5.1, 8.1 and 8.2).